Exhibit 10.2

AMENDMENT

TO

ACCOUNTS RECEIVABLE FINANCE AGREEMENT

Amendment #2

Dated January 8, 2026

The Accounts Receivable Finance Agreement dated November 25, 2025 (the "Agreement"), between CSNK Working Capital Finance Corp. d/b/a Bay View Funding, a California Corporation, and Fluent, Inc., a Delaware Corporation, Fluent, LLC, a Delaware Limited Liability Company, Fluent Media Labs, LLC, a Delaware Limited Liability Company, and AdParlor, LLC, a Delaware Limited Liability Company (individually and together hereinafter referred to as “Client”), is hereby amended in the specific section(s) as follows:

Section 1. DEFINITIONS. When used herein, the following terms shall have the following meanings:

1.35.	“Reconciliation Period” shall, unless otherwise notified by Bay View to Client, mean a semi-weekly calendar period.

The Amendment affects only the above listed Section(s) of the Agreement and all other provisions of the Agreement shall remain unchanged and in force as written or thereafter amended in writing.

This Amendment shall become effective when it is accepted and executed by an authorized officer of Buyer.

THE REST OF THIS PAGE IS INTENTIONALLY BLANK

SIGNATURE PAGE FOLLOWS

AGREED:

SELLER:	FLUENT, INC.

By:
RYAN MACNAB PERFIT CFO
(Print Name and Title)
	Date:	1/13/2026

FLUENT, LLC.

By:
RYAN MACNAB PERFIT CFO
(Print Name and Title)
Date:	1/13/2026

FLUENT MEDIA LABS, LLC.

By:
RYAN MACNAB PERFIT CFO
(Print Name and Title)
Date:	1/13/2026

ADPARLOR, LLC.

By:
RYAN MACNAB PERFIT CFO
(Print Name and Title)
Date:	1/13/2026

ACCEPTED:

BUYER:	CSNK WORKING CAPITAL FINANCE CORP. D/B/A BAY VIEW FUNDING

By:
Aaron Zehadani Executive Vice President
(Print Name and Title)
	Date:	1/13/2026